Exhibit 32.1

BOSTON LIFE SCIENCES, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boston Life Sciences, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Marc E. Lanser, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARC E. LANSER
Marc E. Lanser
Director, President and Chief Operating Officer

Date: August 13, 2004